Filed pursuant to Rule 497(a)

Registration File No. 333-275970

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Trinity Capital Inc. Fixed Income Investor Calls

Trinity Capital Inc. (TRIN) has asked Keefe, Bruyette & Woods, A Stifel Company and Morgan Stanley to arrange a series of fixed income investor calls today, Monday, June 23rd and Tuesday, June 24th.  A USD-denominated, SEC-registered, 5-year senior unsecured note offering may follow, subject to market conditions.  Trinity Capital Inc. has senior unsecured ratings* of Baa3 (stable) from Moody’s Rating Agency and BBBL (stable) from Morningstar DBRS.

KBW-Stifel will be coordinating logistics for the investor calls. Please use the links below or contact the KBW Syndicate Desk (kbwsyndicatedesk@kbw.com) to register for an investor call.

Management Participants:

Kyle Brown – Chief Executive Officer and Chief Investment Officer (Tuesday only)

Michael Testa – Chief Financial Officer

Gerald “Gerry” Harder – Chief Operating Officer

Schedule:

Monday, June 23rd

3:00PM ET

4:00PM ET

Tuesday, June 24th

1:30PM ET

2:30PM ET

3:30PM ET

* An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency. No report of any rating agency is incorporated by reference herein.

This announcement is confidential and for your information only and is not to be used or reviewed by or distributed to anyone other than you. This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities of Trinity Capital Inc., nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction. If Trinity Capital Inc. were to conduct an offering of securities in the future, it would be expected to be made under Trinity Capital Inc.’s registration statement on form N-2 that has been filed with and declared effective by the Securities and Exchange Commission and only by means of a preliminary prospectus supplement and accompanying prospectus, as well as any final term sheet relating to such transaction, copies of which, if made available, would be able to be obtained from the Securities and Exchange Commission’s website at www.sec.gov or from the underwriter for any such offering. Investors are advised to obtain a copy of the preliminary prospectus supplement and prospectus and to carefully review the information contained or incorporated by reference therein before making an investment decision.

Note that documents transmitted by e-mail may be altered or changed during the process of transmission and none of Trinity Capital Inc., Keefe, Bruyette & Woods, A Stifel Company, Morgan Stanley nor any of their respective affiliates accepts liability or responsibility for any alteration or change.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another e-mail system.